SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2017

SANDERSON FARMS, INC.

(Exact name of registrant as specified in its charter)

Mississippi	1-14977	64-0615843
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

127 Flynt Road Laurel, Mississippi		39443
(Address of principal executive offices)		(Zip Code)

(601) 649-4030

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 7 — Regulation FD

Item 7.01	Regulation FD Disclosure.

On June 23, 2017, the Registrant issued a press release regarding the matter in Item 8.01 below. A copy of the press release is furnished herewith as Exhibit 99.1.

In accordance with General Instruction B.2, the information contained in this Item 7.01 and the attached Exhibit 99.1 is being “furnished” to the U.S. Securities and Exchange Commission and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under such section. Furthermore, such information shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, unless specifically identified as being incorporated therein by reference.

Section 8 – Other Events

Item 8.01	Other Events.

Sanderson Farms, Inc. (the “Registrant”) was named as a defendant in a lawsuit filed on June 22, 2017 in the United States District Court for the Northern District of California by three non-profit corporations: Organic Consumers Association, Friends of the Earth, and Center for Food Safety. The complaint alleges that the Registrant is violating the California Unfair Competition Law and the California False Advertising Law by representing that its poultry products are “100% Natural” products raised with “100% Natural” farming procedures. Among other things, the plaintiffs allege that the Registrant’s products contain residues of human and animal antibiotics, other pharmaceuticals, hormones, steroids and pesticides. The plaintiffs seek an order enjoining the Registrant from continuing its allegedly unlawful marketing program and requiring the Registrant to conduct a corrective advertising campaign; an accounting of the Registrant’s profits derived from the allegedly unlawful marketing practices; and attorneys’ fees, costs and interest. The lawsuit is in its early stages and the Registrant intends to defend it vigorously.

Section 9 — Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d)	The following exhibits are furnished with this Current Report:

Exhibit No.	Description

99.1	Press Release dated June 23, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANDERSON FARMS, INC.

(Registrant)

Date: June 23, 2017	By:	/s/ D. Michael Cockrell
D. Michael Cockrell Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated June 23, 2017.